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                         SUPPLEMENT DATED AUG. 8, 2007*
                             TO THE PROSPECTUS FOR
        RIVERSOURCE RETIREMENT ADVISOR 4 ADVANTAGE(SM) VARIABLE ANNUITY/
         RIVERSOURCE RETIREMENT ADVISOR 4 SELECT(SM) VARIABLE ANNUITY/
  RIVERSOURCE RETIREMENT ADVISOR 4 ACCESS(SM) VARIABLE ANNUITY S-6503 D (5/07)

The information in this supplement updates and amends certain information contained in the variable annuity contract prospectus listed above. Please read it carefully and keep it with your variable annuity contract prospectus.

EFFECTIVE ON AUG. 17, 2007:

The footnote on pgs. 7, 20 and 25 of the prospectus, describing the ten-year surrender charge schedule for certain states, has been replaced with the following:

     * In Alaska, Arizona, Colorado, Connecticut, Georgia, Hawaii, Illinois, Iowa, Michigan, Minnesota, Mississippi, Montana, New Jersey, North Carolina, Oregon, Utah and Washington, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, surrender charges are waived after the tenth contract anniversary.

The footnote (3) on pg. 13 of the prospectus, describing expenses in certain states, has been replaced with the following:

     (3 In Alaska, Arizona, Colorado, Connecticut, Georgia, Hawaii, Illinois, Iowa, Michigan, Minnesota, Mississippi, Montana, New Jersey, North Carolina, Oregon, Utah and Washington, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.
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S-6503-11 A (8/07)

* Destroy date: Sept. 10, 2007.